Earnings Per Share	12 Months Ended
Dec. 31, 2017
Disclosure For Earnings Per Share [Abstract]
Earnings Per Share
Note 24. Earnings Per Share
Earnings per share from continuing operations data for the years ended December 31, 2017, 2016 and 2015 are summarized as follows:
	2017	2016	2015
Basic loss available to holders of common shares	$(47,855)	$(25,361)	$(246,228)
Effect of dilutive securities:	—	—	—
Diluted loss	$(47,855)	$(25,361)	$(246,228)

	Number of Shares
	2017	2016	2015
Weighted average number of common shares outstanding – basic	12,544,141	12,628,454	12,628,454
Effect of dilutive securities:
Options	—	—	—
Weighted average number of common shares outstanding – diluted	12,544,141	12,628,454	12,628,454

In 2017, 2016 and 2015, the Group’s potential ordinary shares include stock options outstanding. In 2016 and 2015, the potential ordinary shares also included contingently issuable shares pursuant to a share purchase agreement.
As at December 31, 2017, 2016 and 2015, there were 575,000, 40,000 and 446,500 stock options, respectively, outstanding that could potentially dilute basic earnings per share in the future, but were not included in the calculation of diluted earnings per share because they were antidilutive for the year ended December 31, 2017, 2016 and 2015.
Pursuant to a share purchase agreement (as amended), 10,000 common shares of MFC Bancorp would be issued to a put holder for each year from 2014 to 2024 if Possehl Mexico S.A. de C.V. (“Possehl”) achieves an annual net income milestone as computed under IFRS for the year (see Note 28). The net income milestone for 2015 was not achieved. The net income milestone for 2016 was achieved, subject to an audit. However, the 10,000 additional common shares of MFC Bancorp were not included in the calculation of diluted earnings per share for the year ended December 31, 2016 because they were antidilutive. The milestone agreement was terminated in 2017 (see Note 28).